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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 Date of Report
                       (Date of earliest event reported):

                                  May 24, 1999


               NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other Jurisdiction of Incorporation)

                             33-64249 and 333-62445
                            (Commission File Number)

                                   51-0337491
                      (I.R.S. Employer Identification No.)

               Navistar Financial Retail Receivables Corporation
                               2850 W. Golf Road
                           Rolling Meadows, IL  60008
          (Address of principal executive offices, including Zip Code)

      Registrant's telephone number, including area code:  (847) 734-4000

  Former name or former address, if changed since last report:  Not applicable

                        Exhibit Index appears on Page 4
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Item 5.  Other Events

     On May 24, 1999, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $714,764,750.47 aggregate principal amount of Series 1999-A Asset Backed Notes, Class A-1, Class A-2. Class A-3, Class A-4 and Class B, of Navistar Financial 1999-A Owner Trust. The series term sheet is attached hereto as Exhibit 99.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibit No.    Description

Exhibit 99 Series Term Sheet dated May 24, 1999 with respect to the proposed issuance of the Series 1999-A Asset Backed Notes, Class A-1, Class A-2. Class A-3, Class A-4 and Class B, of Navistar Financial 1999-A Owner Trust
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NAVISTAR FINANCIAL RETAIL RECEIVABLES
                                    CORPORATION
                                    (Registrant)


Dated: May 24, 1999                 By:  /s/ R. Wayne Cain
                                    Its: Vice President and Treasurer
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                               INDEX OF EXHIBITS


Exhibit No   Exhibit

Exhibit 99 Series Term Sheet dated May 24, 1999 with respect to the proposed issuance of the Series 1999-A Asset Backed Notes, Class A-1, Class A-2. Class A-3, Class A-4 and Class B, of Navistar Financial 1999-A Owner Trust